UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number         811-21680

                        Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

                         Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

                        Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (866) 270-7788

Date of fiscal year end:  November 30

Date of reporting period:  November 30, 2015

EXPLANATORY NOTE:

In the current year, the Fund changed the fiscal year-end from December 31 to November 30, as approved by the Board of Directors.

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Virtus Total Return Fund

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2015

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share with you the annual report for the Virtus Total Return Fund that discusses performance for the eleven months ended November 30, 2015. This report reflects the change in the fund’s fiscal year-end from December 31 to November 30, as previously approved by the board of directors. It includes commentary from the fund’s co-portfolio managers, Duff & Phelps Investment Management Co. and Newfleet Asset Management, LLC, on how the markets and their respective equity and fixed income portions of the portfolio performed for the period. Newfleet’s commentary also discusses the performance contribution of the options overlay strategy.

For the eleven months ended November 30, 2015, the fund’s NAV declined 0.92%, including $0.40 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index (Net) and 40% Barclays U.S. Aggregate Bond Index, declined 5.48%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a loss of 9.75% for the MSCI World Infrastructure Sector Capped Index and a gain of 0.88% for the Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

December 2015

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2015

(Unaudited)

About the Fund:

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2015, the Fund’s leverage consisted of $43.5 million of debt, which represented approximately 25% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary discusses DPIM’s management of the Fund’s equity portfolio from January 1, 2015 through November 30, 2015.

1) How did the markets perform during the year-to-date period ended November 30, 2015?

For the 11 months ended November 30, 2015, the performance across developed world equity markets was mixed. U.S. and most European markets posted positive returns, while Asian/Pacific markets were negative, with the exception of Japan. During the period, equity markets worldwide were subjected to multiple events that enhanced volatility and put investors on edge. These included the OPEC-related decline in oil prices, the recurring Greek crisis, China’s currency devaluation, and the commodities sell-off. Despite the hurdles, many markets finished the last two months in positive territory, reversing previous losses. European equities in particular were positively impacted by improving economic data and hopes for increased quantitative easing from the European Central Bank. Notable exceptions, finishing in negative territory for the 11 months, were equity markets in Australia and Canada, both of which have highly commodity-sensitive economies.

The U.S. equity market ended the period with slightly positive returns despite uncertainty over interest rate levels. During the final quarter of the period, after heavy anticipation and substantial speculation, the Federal Reserve (the “Fed”) chose not to raise interest rates, but instead held steady. U.S. equity markets initially reacted negatively, jolted by fears of an unstable economic recovery. However, investors soon pivoted, and U.S. stocks experienced a relief rally given the immediate prospects for unchanged interest rates. The stage is now set for a policy change before year-end, or perhaps in 2016.

2) What factors affected the Fund’s performance during its fiscal period?

The equity portion of the Fund beat the benchmark during the period, but significantly lagged global equities in light of interest rate concerns and the oil price-related energy stock sell-off. Over the period, the absolute performance of the Fund’s transportation and communications equity holdings were positive. Utilities declined modestly, while energy was significantly negative.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2015

(Unaudited)

The primary contributor to the Fund’s outperformance versus the benchmark was stock selection within the utilities sector. Utilities experienced heightened volatility throughout the period, rallying briefly when the Fed opted to hold interest rates steady and U.S. Treasury yields fell, and then reversing as the interest rate overhang came back into focus. Despite the ups and downs, our favored U.S.-regulated utility companies posted strong relative performance, resulting in a significant positive contribution from stock selection.

Transportation was the largest overweight during the period in the equity portion of the Fund and the second largest contributor to outperformance versus the benchmark. A positive allocation effect and strong stock selection were the primary drivers. Our transportation holdings continued to benefit from positive economic trends in Europe as both air and toll road passenger demand increased.

Communications, which was the largest equity underweight, was a detractor from performance versus the benchmark over the last 11 months. The sector posted positive performance in the period mostly driven by improving trends for telecommunications companies in Europe and Japan.

Energy stocks were absolutely battered during the period, first because OPEC decided not to cut oil production, and then later due to the China-related global commodities pullback and fears of earnings weakness related to potential drilling cuts. However, the Fund’s equity holdings in the energy sector outperformed relative to the benchmark over the 11-month period, despite having an overweight position allocated to the worst-performing sector. Strong stock selection led to the benchmark outperformance.

Another detractor from the equity portion of the Fund’s relative performance to the benchmark for the period was the social services sector, which benefited from the strength of health care stocks. The Fund does not invest in health care or education services companies as we do not believe they meet our investment criteria for revenue visibility, dividend yield, and geographic diversification.

3) What is your outlook for the equity markets and the essential services sectors?

As we enter the new fiscal year, we do expect that equity market performance will remain mixed and volatile given the persistence of several factors. These include commodity weakness, interest rate uncertainty, a potential eurozone recovery, U.S. politics, and global terrorism concerns.

Despite the uncertainties, we are sticking to our core investment themes. We believe that our strategy provides ample diversity across both sectors and regions, and during these times our focus on developed markets is central to achieving relatively attractive risk-adjusted returns. We remain confident in the strategy’s ability to continue to generate attractive distributions.

Our outlook for the four global essential services sectors in which the equity portion of the Fund invests:

Overweight Utilities – We are attracted to the strong fundamental underpinning of robust capital spending programs and supportive regulatory environments in the U.S. We continue to avoid companies with power price exposure given that merchant power markets are difficult worldwide due to excess capacity and downward pressure of fuel-related commodities. However, we

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2015

(Unaudited)

expect continued volatility in U.S. utilities as the road to Fed monetary tightening is paved with interest rate concerns for investors.

Overweight Transportation – Our transportation holdings, primarily located in Europe and Australia, continued to post strong traffic and passenger numbers, even despite the backdrop of wavering economies. Long-term concession agreements with government authorities, attractive cash flows, and stable or growing dividends support our overweight investment thesis.

Underweight Communications – Our significant sector underweight is due to concerns about the wireless competitive environment for U.S. integrated telecommunications companies. European telecommunications fundamentals are somewhat improved, but M&A activity seems to have run into a regulatory roadblock. At the same time, we remain comfortable with the overweight position in U.S. tower companies as their revenue growth profiles and high margins provide for attractive long-term investment opportunities. The portfolio stands to benefit from the attractive dividend yields communications companies provide, which are generally well supported by cash flows.

Overweight Energy – We are maintaining our energy overweight in light of the fact that our mid-stream-oriented holdings (pipelines, gatherers, and processors) generally have little short- or intermediate-term exposure to oil prices. So far our thesis has failed to bear fruit as investors have not distinguished the mid-stream companies from the oil price-dependent exploration and production companies. However, as we enter the new fiscal year, we are maintaining our mid-stream-oriented energy overweight given our view that multi-year contracts and regulatory agreements should underpin revenues, cash flows, and dividends in the space going forward.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet manages the fixed income portion, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary discusses Newfleet’s management of the Fund from January 1, 2015 through November 30, 2015.

How did the global fixed income markets perform during the year-to-date period ended November 30, 2015?

Most fixed income spread sectors underperformed U.S. Treasuries year to date. Oil prices dominated market volatility and investor concerns during the period. Brent crude oil hit a 12-month low of roughly $40 a barrel on August 24, 2015.

Globally, concerns over China’s slowing growth and the Greek debt crisis weighed on the fixed income markets. A looming Fed interest rate hike, with its negative implications for capital flows and debt financing, added to the turmoil with some

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2015

(Unaudited)

emerging market central banks (unlike the International Monetary Fund and the World Bank) calling for the Fed to raise rates and remove the uncertainty that could prove to be more harmful than the actual impact of a hike itself.

The waiting game for the Fed to raise rates from their near-zero level, which have been in place since December 2008, continued through the end of November. As of its October meeting, the Fed’s Federal Open Market Committee had decided to leave its benchmark rate unchanged, balancing relatively strong U.S. growth and labor market conditions against a lack of inflation, a strengthening U.S. dollar, and a shaky global economy.

Year to date through November 30, 2015, yields increased across the U.S. Treasury curve and the curve flattened slightly.

What factors affected the performance of the Fund’s fixed income portfolio during the period?

Year to date through November 30, 2015 the Fund outperformed largely due its allocation to emerging markets high yield and structured product. Within the emerging markets high yield sector, exposure to Argentina, and short-dated Venezuela and Russian debt were the largest contributors to performance. Within the structured product sector, asset-backed securities, commercial mortgage-backed securities, and non-agency residential mortgages were positive contributors to performance.

Year to date, the Fund’s allocation to non-U.S. dollar, Yankee high-quality bonds, and a long-dated U.S. Treasury position detracted from performance. The Fund’s exposure to commodity issuers within the energy and metals & mining industries negatively impacted performance.

How did the Fund’s options overlay strategy perform over the period?

The Fund benefited from the options overlay strategy both from an income and total return perspective. This strategy seeks to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

During low volatility periods, as experienced for the majority of the year, a range-bound market is an ideal environment for the strategy. This is because the strategy is able to retain all of the premium generated from the options program due to no in-the-money settlements of the short option positions. When the S&P 500® makes large and fast moves that are not priced into the implied volatility of the options market, the strategy can and will take losses as we saw in August of 2015. Since August, the strategy has adjusted to the change in environment and returned to more profitable trades. For the eleven months ending November 30, 2015, the strategy performed as expected, generating income within its targeted yield range, and enhancing the Fund’s total return by 4.69% (gross of fees).

What is your outlook for fixed income markets?

While we are encouraged by the strength and resilience of the U.S. economy, the global turmoil of the past year is a clear reminder of the interconnectivity between markets and the potential for any event or

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2015

(Unaudited)

combination of events to stall or derail the U.S. recovery.

As we enter the final month of 2015 and prepare for 2016, we expect that consequences from the slowdown in China will continue to play out and that volatility will be a dominant theme going into next year. The impact on emerging markets has taken on increasing significance. With China no longer the engine of global growth, deteriorating conditions in these markets have implications that extend far beyond their borders. All eyes will continue to be on the Fed as it seeks to balance the path of the U.S. economy with a myriad of geopolitical and global economic concerns.

In the current environment, we believe it is especially important to stay diversified, have granular positions, and emphasize liquid investments. We continue to look for opportunities in all sectors of the bond market, striving to uncover any out-of-favor or undervalued sectors and securities.

We are constructive on fixed income spread sectors as credit fundamentals remain positive and spreads have become more attractive after widening during the year. With positive fundamentals such as low credit defaults and good interest coverage, modest demand for fixed income among investors, and a supportive environment for the asset class, spread sectors continue to offer attractive investment opportunities to investors searching for both total return and current income.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market price that is above or below the fund’s NAV.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

NOVEMBER 30, 2015

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2015.

Asset Allocation

Common Stocks		60%
Utilities	22%
Energy	12
Telecommunication Services	12
All other common stock sectors	14
Corporate Bonds		22
Financials	5
Energy	4
Consumer Discretionary	3
All other corporate bond sectors	10
Mortgage Backed Securities		8
Loan Agreements		4
Asset-Backed Securities		2
Foreign Government Securities		2
Other (includes short-term investments)		2

		100%

Country Weightings

United States	61%
Canada	7
United Kingdom	7
Australia	4
France	3
Spain	3
Italy	2
Other	13

Total	100%

VIRTUS TOTAL RETURN FUND

NOVEMBER 30, 2015

(Unaudited)

KEY INVESTMENT TERMS

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Barclays U.S. Aggregate Bond Index

The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Brent Crude

Roughly two-thirds of all crude contracts around the world reference Brent Blend, making it the most widely used marker of all. These days, “Brent” actually refers to oil from four different fields in the North Sea: Brent, Forties, Oseberg and Ekofisk. Crude from this region is light and sweet, making them ideal for the refining of diesel fuel, gasoline and other high-demand products. And because the supply is water-borne, it’s easy to transport to a distant locations.

Chicago Board Options Exchange (CBOE) Volatility Index, (‘VIX – CBOE’)

The Chicago Board Options Exchange (CBOE) Volatility Index, which shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500 index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX is a widely used measure of market risk and is often referred to as the “investor fear gauge.”

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

VIRTUS TOTAL RETURN FUND

NOVEMBER 30, 2015

(Unaudited)

KEY INVESTMENT TERMS (Continued)

International Monetary Fund (IMF)

The IMF is an organization of 188 countries working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Sponsored American Depositary Receipt (Sponsored ADR)

An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the NYSE.

World Bank

The World Bank is an international organization dedicated to providing financing, advice and research to developing nations to aid their economic advancement.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.5%
U.S. Treasury Note
1.625%, 12/31/19	$125		$125
2.250%, 11/15/24	520		523
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $650)			648
MUNICIPAL BONDS—0.0%
Illinois—0.0%
Chicago Wastewater Transmission Taxable Revenue 5.180%, 1/1/27	55		54
TOTAL MUNICIPAL BONDS
(Identified Cost $55)			54
FOREIGN GOVERNMENT SECURITIES—2.4%
Argentine Republic Series NY, 8.280%, 12/31/33(13)	351		394
Bolivarian Republic of Venezuela
RegS 5.750%, 2/26/16(4)	60		55
RegS 7.000%, 12/1/18(4)	27		13
RegS 7.750%, 10/13/19(4)	26		11
RegS 8.250%, 10/13/24(4)	165		67
RegS 7.650%, 4/21/25(4)	465		186
9.375%, 1/13/34	195		80
Federative Republic of Brazil 12.500%, 1/5/22	250	BRL	66
Kingdom of Morocco 144A 4.250%, 12/11/22(3)(10)	200		198
Mongolia 144A 5.125%, 12/5/22(3)	200		163
Republic of Azerbaijan 144A 4.750%, 3/18/24(3)	200		190
Republic of Chile 5.500%, 8/5/20	100,500	CLP	146
Republic of Colombia 4.375%, 3/21/23	229,000	COP	61

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	$200		$175
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200		186
Republic of El Salvador 144A 6.375%, 1/18/27(3)(10)	285		252
Republic of Iceland 144A 5.875%, 5/11/22(3)(10)	175		200
Republic of Peru 4.125%, 8/25/27	130		130
Republic of Romania 144A 4.875%, 1/22/24(3)	106		115
Republic of South Africa Series R203, 8.250%, 9/15/17	1,160	ZAR	81
Russian Federation 144A 7.850%, 3/10/18(3)	10,000	RUB	144
United Mexican States Series M, 6.500%, 6/9/22	2,989	MXN	187
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $3,895)			3,100
MORTGAGE-BACKED SECURITIES—10.6%
Agency—3.1%
FNMA Pool
3.000%, 7/1/43	302		305
3.000%, 8/1/43	264		266
FHLMC
4.000%, 2/1/45	255		270
3.500%, 3/1/45	243		251
FNMA
3.000%, 6/1/43	827		833
3.500%, 8/1/45	1,947		2,019

			3,944

Non-Agency—7.5%
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	195		196
15-SFR2, C 144A 4.691%, 10/17/45(3)	185		181

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 6.050%, 6/25/33(2)	$125	$118
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	215	222
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	17	17
Bank of America (Countrywide) Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	73	73
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	172	181
Bank of America (Merrill Lynch – Countrywide) Asset-Backed Certificates
05-1 AF5A 5.159%, 7/25/35(2)	247	244
05-12, 2A4 4.844%, 2/25/36(2)	160	159
Bank of America (Merrill Lynch) Mortgage Investors Trust 98-C1, C 6.750%, 11/15/26(2)	300	324
Barclays (Lehman Brothers) – UBS Commercial Mortgage Trust 07-C7, A3 5.866%, 9/15/45(2)	120	128
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	70	69
15-A, A1 3.500%, 6/25/58(2)	180	182
Colony American Finance Ltd. 15-1, 144A 2.896%, 10/15/47(3)	140	139

	PAR VALUE	VALUE
Non-Agency (continued)
Credit Suisse Commercial Mortgage Trust 07-C5, A1AM 5.870%, 9/15/40(2)	$188	$191
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.583%, 8/10/44(2)(3)	175	184
Fannie Mae Connecticut Avenue Securities 14-C02, 2M2 2.797%, 5/25/24(2)	225	201
Finnish Real Estate Management Federation (FREMF) Mortgage Trust 144A 3.389%, 7/25/22(3)	25	22
Freddie Mac Structured Agency Credit Risk Debt Notes 15-DNA3, M2 3.042%, 4/25/28(2)	250	252
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/19(2)(3)	140	138
GMAC Mortgage Corp. Loan Trust 05-AR2, 2A 3.169%, 5/25/35(2)	126	118
Goldman Sachs Residential Mortgage Loan Trust 05-5F, B1 5.751%, 6/25/35(2)	194	189
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	52	53
Hilton USA Trust 13-HLT, EFX 144A 4.602%, 11/5/30(2)(3)	150	151
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	300	304
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	143	143

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
JPMorgan Chase (Bear Stearns) Commercial Mortgage Securities, Inc.
06-PW14, AM 5.243%, 12/11/38	$355	$366
07- PW15, AM 5.363%, 2/11/44	115	118
JPMorgan Chase Commercial Mortgage Securities Trust
14-1, 1A1 144A 3.942%, 1/25/44(2)(3)	159	166
07-LDP10, AM 5.464%, 1/15/49(2)	265	271
MASTR Alternative Loan Trust
04-4, 6A1 5.500%, 4/25/34	106	112
04-6, 7A1 6.000%, 7/25/34	279	283
MASTR Reperforming Loan Trust
05-1, 1A2 144A 6.500%, 8/25/34(3)	140	140
05-1, 1A5 144A 8.000%, 8/25/34(3)	125	134
Morgan Stanley – Bank of America (Merrill Lynch) Trust
15-C22, AS 3.561%, 4/15/48	230	229
15-C26, 4.412%, 11/15/48	135	133
Morgan Stanley Capital I Trust 07-IQ14, AM 5.865%, 4/15/49(2)	115	118
Motel 6 Trust 15-MTL6, B 144A 3.298%, 2/5/30(3)	125	125
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	100	102
Resecuritization Pass-Through Trust 05-BR, A5 6.000%, 10/25/34	109	111
Residential Asset Mortgage Products, Inc. 04-SL4, A3 6.500%, 7/25/32	119	123

	PAR VALUE	VALUE
Non-Agency (continued)
Residential Asset Mortgage Trust 04-RZ1, M1 4.820%, 3/25/34(2)	$161	$164
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	167	169
Residential Funding Mortgage Securities I, Inc. 05-S1, 1A2 5.500%, 2/25/35	86	87
Residential Mortgage Loan Trust 15-2A, A1 3.750%, 8/16/55(2)	135	138
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 6/25/44(2)(3)	69	70
15-1, A1 144A 3.500%, 1/25/45(2)(3)	119	120
Structured Asset Securities Corp. Assistance Loan Trust 03-AL1, A 144A 3.357%, 4/25/31(3)	137	135
Structured Asset Securities Corp. Mortgage Pass-Through Certificates 02-AL1, A3 3.450%, 2/25/32	269	266
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	141	140
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	143	143
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	135	134
VFC LLC 15-3, B 144A 4.750%, 12/20/31(3)	250	250
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.822%, 11/15/44(2)(3)	130	143

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Non-Agency (continued)
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
07-C32, A3 5.899%, 6/15/49(2)	$300	$311
15-LC20, B 3.719%, 4/15/50	185	179
07-C33, A5 6.150%, 2/15/51(2)	300	318

		9,477
TOTAL MORTGAGE-BACKED SECURITIES (Identified Cost $13,369)		13,421
ASSET-BACKED SECURITIES—2.6%
Applebee’s LLC 14-1, A2 144A 4.277%, 9/5/44(3)	267	272
Arbys Funding LLC 15-1A, A2 144A 4.969%, 10/30/45(3)	205	206
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(3)	265	266
15-1A, C 144A 3.580%, 6/15/21(3)	445	448
Cheesecake Restaurant Holdings, Inc. 13-1A, A2 144A 4.474%, 3/20/43(3)	159	161
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	50	50
Drive Auto Receivables Trust 15-AA, D 144A 4.120%, 6/15/22(3)	220	219
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(3)	140	140
15-A1, C 144A 4.100%, 12/15/20(3)	185	184
15-2A, C 144A 3.900%, 3/15/21(3)	185	180
15-3, 6.550%, 10/17/22	175	174
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	219	219

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	$225	$226
LEAF Receivables Funding 10 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	110	105
Origen Manufactured Housing Contract Trust 04-B, M1 5.730%, 11/15/35(2)	72	75
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	142	146
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	225	227
TOTAL ASSET-BACKED SECURITIES (Identified Cost $3,297)		3,298
CORPORATE BONDS AND NOTES—28.3%
Consumer Discretionary—4.3%
Argos Merger Sub, Inc. 144A 7.125%, 3/15/23(3)	155	157
Boyd Gaming Corp.
9.000%, 7/1/20	80	86
6.875%, 5/15/23	85	90
Brookfield Residential Properties, Inc.
144A 6.500%, 12/15/20(3)	100	97
144A 6.125%, 7/1/22(3)	65	61
Caesars Entertainment Operating Co., Inc. 9.000%, 2/15/20(13)	70	55
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	50	49
Caesars Growth Properties Holdings LLC (Caesars Growth Properties Finance, Inc.) 9.375%, 5/1/22	95	79
CCO Holding Safari LLC 144A 5.750%, 2/15/26(3)	125	126
CCO Holdings LLC 5.250%, 3/15/21	90	93

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
CCO Safari II LLC 144A 4.908%, 7/23/25(3)	$75	$76
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	225	219
Columbus International, Inc. Series B, 144A 7.375%, 3/30/21(3)(10)	200	210
Grupo Televisa SAB 4.625%, 1/30/26	200	202
International Game Technology plc
7.500%, 6/15/19	120	129
144A 6.250%, 2/15/22(3)	220	211
Jarden Corp. 144A 5.000%, 11/15/23(3)	25	26
Landry’s, Inc. 144A 9.375%, 5/1/20(3)	170	181
M/I Homes, Inc. 144A 6.750%, 1/15/21(3)	105	106
MDC Holdings, Inc. 5.500%, 1/15/24	175	180
Meritor, Inc. 6.750%, 6/15/21	105	103
MGM Resorts International 6.000%, 3/15/23	95	94
Mohegan Tribal Gaming Authority 144A 9.750%, 9/1/21(3)	35	36
MPG Holdco I, Inc. 7.375%, 10/15/22	175	185
Myriad International Holdings BV 144A 5.500%, 7/21/25(3)	200	199
NCL Corp. Ltd. 144A 4.625%, 11/15/20(3)	70	71
New York University 4.142%, 7/1/48	115	108
Numericable Group SA 144A 6.000%, 5/15/22(3)(10)	225	223
Omega US Sub LLC 144A 8.750%, 7/15/23(3)	185	172
Party City Holdings, Inc. 144A 6.125%, 8/15/23(3)	25	24
Penn National Gaming, Inc. 5.875%, 11/1/21	80	80

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Pinnacle Entertainment, Inc. 6.375%, 8/1/21	$195	$208
QVC, Inc. 5.125%, 7/2/22	125	127
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	105	107
Scientific Games International, Inc.
6.625%, 5/15/21	115	67
144A 7.000%, 1/1/22(3)	115	112
Signet UK Finance plc 4.700%, 6/15/24	185	184
Station Casinos LLC 7.500%, 3/1/21	235	250
Toll Brothers Finance Corp.
4.000%, 12/31/18	195	202
6.750%, 11/1/19	130	146
TRI Pointe Holdings, Inc. 5.875%, 6/15/24	185	185
VTR Finance BV 144A 6.875%, 1/15/24(3)	200	194

		5,510

Consumer Staples—0.5%
Constellation Brands, Inc. 4.750%, 12/1/25	35	36
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	110	110
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	75	74
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	50	53
Safeway, Inc. 7.250%, 2/1/31	45	43
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	190	191
Whole Foods Market, Inc. 144A 5.200%, 12/3/25(3)	110	110

		617

Energy—4.7%
Antero Resources Corp. 144A 5.625%, 6/1/23(3)	95	89

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Energy (continued)
Blue Racer Midstream LLC (Blue Racer Finance Corp.) 144A 6.125%, 11/15/22(3)	$65	$58
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	110
CONSOL Energy, Inc. 5.875%, 4/15/22	130	86
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 144A 6.250%, 4/1/23(3)	190	161
Denbury Resources, Inc. 5.500%, 5/1/22	90	56
Ecopetrol SA 5.375%, 6/26/26	190	173
Enbridge Energy Partners LP 4.375%, 10/15/20	35	35
Energy Transfer Partners LP 5.875%, 1/15/24	190	175
EnQuest plc 144A 7.000%, 4/15/22(3)	200	121
EP Energy LLC (Everest Acquisition Finance, Inc.) 6.375%, 6/15/23	190	146
Exterran Partners LP (EXLP Finance Corp.) 6.000%, 10/1/22	155	133
FTS International, Inc. 6.250%, 5/1/22	90	27
Gazprom OAO (Gaz Capital SA) 144A 6.000%, 11/27/23(3)(7)(10)	200	195
Gulfmark Offshore, Inc. 6.375%, 3/15/22	155	94
Gulfport Energy, Corp. 7.750%, 11/1/20	180	175
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	110	111
Kinder Morgan, Inc. 7.750%, 1/15/32	155	151

	PAR VALUE	VALUE
Energy (continued)
Laredo Petroleum, Inc.
7.375%, 5/1/22	$185	$181
6.250%, 3/15/23	30	29
Linn Energy LLC 6.500%, 5/15/19	155	43
Lukoil International Finance BV 144A 7.250%, 11/5/19(3)	150	163
MarkWest Energy Partners LP (MarkWest Energy Finance Corp.) 4.875%, 12/1/24	275	245
Newfield Exploration Co. 5.375%, 1/1/26	185	169
NGL Energy Partners LP (NGL Energy Finance Corp.) 5.125%, 7/15/19	180	161
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	231	73
Pacific Exploration and Production Corp. 144A 5.375%, 1/26/19(3)	150	49
Parker Drilling Co. (The) 7.500%, 8/1/20	165	131
Petrobras Global Finance BV 5.375%, 1/27/21	145	116
Petroleos de Venezuela SA
RegS 8.500%, 11/2/17(4)	87	54
144A 6.000%, 5/16/24(3)	235	87
RegS 6.000%, 11/15/26(4)	425	154
Petroleos Mexicanos 6.000%, 3/5/20	95	102
PHI, Inc. 5.250%, 3/15/19	75	64
QEP Resources, Inc. 6.875%, 3/1/21	210	202
QGOG Constellation SA 144A 6.250%, 11/9/19(3)	200	111
Regency Energy Partners LP
5.875%, 3/1/22	145	146
5.000%, 10/1/22	55	53

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Energy (continued)
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(7)	$200		$180
Sabine Oil & Gas Corp. 7.250%, 6/15/19(13)	190		14
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	135		131
SM Energy Co. 6.125%, 11/15/22	230		221
Sunoco LP (Sunoco Finance Corp.) 144A 6.375%, 4/1/23(3)	380		387
TransCanada Trust 5.625%, 5/20/75(2)	185		176
Transocean, Inc.
5.550%, 12/15/16	55		55
4.300%, 10/15/22	215		138
Whiting Petroleum Corp. 6.250%, 4/1/23	185		174

			5,905

Financials—7.0%
Akbank TAS 144A 7.500%, 2/5/18(3)	300	TRY	92
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(10)	230		238
Ally Financial, Inc. 4.125%, 2/13/22	50		50
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		215
Avis Budget Car Rental LLC (Avis Budget Finance, Inc.) 144A 5.250%, 3/15/25(3)	150		145
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(10)	260		281
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)(10)	160		160
144A 6.125%, 4/24/27(2)(3)(10)	215		225
Banco Internacional del Peru SAA 144A 6.625%, 3/19/29(2)(3)	145		149
Banco Santander Brasil SA 144A 8.000%, 3/18/16(3)	330	BRL	83

	PAR VALUE	VALUE
Financials (continued)
Banco Santander Chile 144A 3.875%, 9/20/22(3)(10)	$155	$156
Bancolombia S.A. 5.125%, 9/11/22	165	162
Bank of China Ltd. 144A 5.000%, 11/13/24(3)	200	208
Bank of Georgia JSC 144A 7.750%, 7/5/17(3)(10)	200	209
Block Financial LLC 4.125%, 10/1/20	100	102
Brixmor Operating Partnership LP 3.875%, 8/15/22	50	50
Citizens Financial Group, Inc. 144A 5.500%(2)(3)(6)	200	197
Compass Bank 3.875%, 4/10/25	250	232
Corporate Office Properties LP 3.600%, 5/15/23	190	175
Corrections Corp of America 5.000%, 10/15/22	295	294
CTR Partnership LP (Caretrust Capital Corp.) 5.875%, 6/1/21	150	153
CyrusOne LP (CyrusOne Finance Corp.) 144A 6.375%, 11/15/22(3)	190	199
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(10)	250	244
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	185	184
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(10)	200	195
Fidelity National Financial, Inc. 5.500%, 9/1/22	40	43
First Cash Financial Services, Inc. 6.750%, 4/1/21	110	111
First Niagara Financial Group, Inc. 7.250%, 12/15/21(10)	200	236

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Financials (continued)
FS Investment Corp. 4.750%, 5/15/22	$215		$211
Genworth Holdings, Inc. 4.900%, 8/15/23(10)	225		169
GLP Capital LP (GLP Financing II, Inc.) 5.375%, 11/1/23	5		5
Healthcare Realty Trust, Inc. 3.875%, 5/1/25	80		78
Hutchison Whampoa International Ltd. Series 12, 144A 6.000%(2)(3)(5)(6)	185		194
ICAHN Enterprises LP (ICAHN Enterprises Finance Corp.)
4.875%, 3/15/19	15		15
6.000%, 8/1/20	70		72
5.875%, 2/1/22	150		152
iStar Financial, Inc.
4.875%, 7/1/18	75		73
5.000%, 7/1/19	105		102
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(10)	200		179
Kilroy Realty LP 4.375%, 10/1/25	170		173
Korea Finance Corp. 4.625%, 11/16/21(10)	200		221
Leucadia National Corp. 5.500%, 10/18/23	110		110
Lincoln National Corp. 6.050%, 4/20/67(2)(5)(10)	175		143
McGraw Hill Financial, Inc.
144A 4.000%, 6/15/25(3)	70		70
144A 4.400%, 2/15/26(3)	105		107
Morgan Stanley 144A 10.090%, 5/3/17(3)	280	BRL	69
MPT Operating Partnership LP 5.500%, 5/1/24	90		91
Navient LLC 4.875%, 6/17/19	45		42
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(7)	200		200

	PAR VALUE	VALUE
Financials (continued)
PKO Finance AB 144A 4.630%, 9/26/22(3)(7)(10)	$200	$211
Prudential Financial, Inc.
5.875%, 9/15/42(2)(10)	215	228
5.625%, 6/15/43(2)(5)(10)	75	78
Select Income REIT 4.500%, 2/1/25	180	169
Springleaf Finance Corp. 5.250%, 12/15/19	80	79
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	156
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)(10)	215	214
Ukreximbank Via Biz Finance plc 144A 9.625%, 4/22/22(3)	180	167
Voya Financial, Inc. 5.650%, 5/15/53(2)	170	172
York Risk Services Holding Corp. 144A 8.500%, 10/1/22(3)	140	115

		8,853

Health Care—2.6%
Acadia Healthcare Co., Inc.
5.125%, 7/1/22	65	63
5.625%, 2/15/23	15	15
Alere, Inc.
6.500%, 6/15/20	120	119
144A 6.375%, 7/1/23(3)	40	41
Capsugel SA PIK Interest Capitalization 144A 7.000%, 5/15/19(2)(3)(12)	40	40
Community Health Systems, Inc. 6.875%, 2/1/22	120	117
Crimson Merger Sub, Inc. 144A 6.625%, 5/15/22(3)	150	123
DaVita Healthcare Partners, Inc. 5.000%, 5/1/25	105	101

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
Emdeon, Inc. 144A 6.000%, 2/15/21(3)	$135	$129
Endo Finance LLC
144A 5.875%, 1/15/23(3)	130	124
144A 6.000%, 7/15/23(3)	265	259
HCA, Inc. 5.375%, 2/1/25	205	203
HealthSouth Corp.
144A 5.750%, 11/1/24(3)	20	19
144A 5.750%, 9/15/25(3)	175	168
IASIS Healthcare LLC 8.375%, 5/15/19	110	104
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	60	62
Jaguar Holding Co. II (Pharmaceutical Product Development LLC) 144A 6.375%, 8/1/23(3)	110	106
JLL Delta Dutch Pledgeco BV PIK Interest Capitalization, 8.75% interest 0.75% capitalization 144A 9.500%, 5/1/20(2)(3)(11)	105	105
Mallinckrodt International Finance S.A.
144A 5.750%, 8/1/22(3)	75	67
144A 5.625%, 10/15/23(3)	165	143
144A 5.500%, 4/15/25(3)	15	13
Quintiles Transnational Corp. 144A 4.875%, 5/15/23(3)	85	86
Select Medical Corp. 6.375%, 6/1/21	185	150
Sterigenics-Nordion Holdings LLC 144A 6.500%, 5/15/23(3)	65	65
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	190	188
Team Health, Inc. 144A 7.250%, 12/15/23(3)	10	10
Tenet Healthcare Corp.
5.500%, 3/1/19	110	107
8.125%, 4/1/22	295	296
Valeant Pharmaceuticals International, Inc.
144A 7.500%, 7/15/21(3)	20	19

	PAR VALUE	VALUE
Health Care (continued)
144A 5.625%, 12/1/21(3)	$20	$18
144A 5.500%, 3/1/23(3)	55	47
144A 5.875%, 5/15/23(3)	145	126
Zoetis, Inc. 3.450%, 11/13/20	20	20

		3,253

Industrials—2.6%
ADT Corp. (The) 6.250%, 10/15/21	200	210
Ahern Rentals, Inc. 144A 7.375%, 5/15/23(3)	185	156
Air Canada
144A 6.750%, 10/1/19(3)(10)	185	195
Pass-Through-Trust, 13-1, B 144A 5.375%, 5/15/21(3)	66	68
American Airlines Group, Inc. 144A 4.625%, 3/1/20(3)	30	29
American Airlines Pass-Through-Trust 14-1, B 4.375%, 10/1/22	118	118
AWAS Aviation Capital Ltd. 144A 7.000%, 10/15/16(3)	36	36
Bombardier, Inc. 144A 6.125%, 1/15/23(3)	145	109
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)(10)	64	67
Builders FirstSource, Inc.
144A 7.625%, 6/1/21(3)	180	192
144A 10.750%, 8/15/23(3)	50	52
Carpenter Technology Corp. 4.450%, 3/1/23(10)	160	155
CEB, Inc. 144A 5.625%, 6/15/23(3)	70	71
DP World Ltd. 144A 6.850%, 7/2/37(3)(10)	100	101
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	120	107
Hawaiian Airlines Pass-Through Certificates 13-1, B 4.950%, 1/15/22	171	166

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Industrials (continued)
Masco Corp.
5.950%, 3/15/22	$135	$146
4.450%, 4/1/25	60	59
Nortek, Inc. 8.500%, 4/15/21	175	182
Northwest Airlines Pass-Through-Trust 02-1, G2 6.264%, 11/20/21(10)	124	129
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	200	180
Penske Truck Leasing Co. LP 144A 3.375%, 2/1/22(3)	70	68
TransDigm, Inc.
6.000%, 7/15/22	130	128
144A 6.500%, 5/15/25(3)	55	54
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	173	185
United Airlines Pass-Through Trust 15-1, B 4.750%, 4/11/22	133	134
United Rentals North America, Inc. 5.500%, 7/15/25	190	191

		3,288

Information Technology—0.7%
Dun & Bradstreet Corp. (The) 4.375%, 12/1/22(10)	160	157
First Data Corp. 144A 5.750%, 1/15/24(3)	70	70
Flextronics International Ltd. 144A 4.750%, 6/15/25(3)	185	178
Hewlett Packard Enterprise Co.
144A 4.400%, 10/15/22(3)	90	91
144A 4.900%, 10/15/25(3)	90	89
KLA-Tencor Corp. 4.650%, 11/1/24	190	193
Riverbed Technology, Inc. 144A 8.875%, 3/1/23(3)	110	105

		883

	PAR VALUE	VALUE
Materials—2.8%
Alpek SA de C.V. 144A 5.375%, 8/8/23(3)(10)	$230	$238
American Builders & Contractors Supply Co., Inc. 144A 5.750%, 12/15/23(3)	20	20
ArcelorMittal 6.125%, 6/1/25	185	146
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	200	203
Berry Plastics Corp. 5.125%, 7/15/23	175	171
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)	200	200
Braskem America Finance Co. RegS 7.125%, 7/22/41(4)	255	207
Cascades, Inc. 144A 5.500%, 7/15/22(3)(10)	235	228
Cemex SAB de CV 144A 7.250%, 1/15/21(3)(10)	200	202
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55	51
EuroChem Mineral & Chemical Co. OJSC 144A 5.125%, 12/12/17(3)(7)	200	203
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	185	183
Fortescue Metals Group (FMG) Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	110	106
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	140	139
Hexion U.S. Finance Corp. 6.625%, 4/15/20	85	62
INEOS Group Holdings SA 144A 5.875%, 2/15/19(3)	200	200
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)(10)	200	191
Methanex Corp. 4.250%, 12/1/24	190	170

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE		VALUE
Materials (continued)
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	$190		$191
Sappi Papier Holding GmbH 144A 6.625%, 4/15/21(3)(10)	200		204
Tronox Finance LLC 6.375%, 8/15/20	125		84
United States Steel Corp. 6.875%, 4/1/21(10)	100		48
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	200		153

			3,600

Telecommunication Services—1.9%
Altice Financing SA
144A 6.625%, 2/15/23(3)	200		199
144A 7.750%, 7/15/25(3)	200		194
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	115
Bharti Airtel International Netherlands BV 144A 5.125%, 3/11/23(3)(10)	200		210
Crown Castle Towers LLC 144A 4.883%, 8/15/20(3)	165		178
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	230		201
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)(10)	200		197
Frontier Communications Corp.
6.250%, 9/15/21	130		111
144A 10.500%, 9/15/22(3)	45		45
Level 3 Financing, Inc.
7.000%, 6/1/20	115		122
144A 5.375%, 1/15/24(3)	30		30
Sprint Communications, Inc. 6.000%, 11/15/22	100		75
Sprint Corp. 7.250%, 9/15/21	125		102
T-Mobile USA, Inc.
6.731%, 4/28/22	30		31

	PAR VALUE	VALUE
Telecommunication Services (continued)
6.500%, 1/15/24	$65	$66
6.500%, 1/15/26	85	85
Verizon Communications, Inc. 4.400%, 11/1/34	185	175
Windstream Corp. 7.750%, 10/15/20	260	219

		2,355

Utilities—1.2%
AmeriGas Partners LP 7.000%, 5/20/22	160	166
Calpine Corp. 5.375%, 1/15/23	286	268
Electricite de France SA 144A 5.250%(2)(3)(5)(6)(10)	200	193
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	200	178
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	160	180
NRG Yield Operating LLC 5.375%, 8/15/24	70	64
Southern Power Co. 4.150%, 12/1/25	215	216
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	135	123
TerraForm Power Operating LLC 144A 5.875%, 2/1/23(3)	105	79

		1,467
TOTAL CORPORATE BONDS AND NOTES (Identified Cost $38,641)		35,731
LOAN AGREEMENTS(2)—5.7%
Consumer Discretionary—1.3%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	155	143
Affinity Gaming LLC 5.250%, 11/9/17	109	109
Aristocrat Leisure Ltd. 4.750%, 10/20/21	112	112

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Caesars Entertainment Operating Co., Inc. (Harrah’s Operating Company, Inc.) Tranche B-4, 11.250%, 10/31/16(13)	$36	$33
Tranche B-6, 9.500%, 3/1/17(13)	66	60
Tranche B-7, 11.500%, 1/28/18(13)	47	40
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	75	68
Cirque Du Soleil First Lien, 5.000%, 7/8/22	52	52
El Dorado Resorts, Inc. 4.250%, 7/25/22	43	43
Graton Resort & Casino Tranche B, 3.750%, 9/1/22	54	54
Key Safety Systems, Inc. 3.750%, 8/29/21	26	25
Landry’s, Inc. (Landry’s Restaurants, Inc.) Tranche B, 4.000%, 4/24/18	180	181
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	162	159
Laureate Education, Inc. 2018 Extended, 5.000%, 6/15/18	109	94
Marina District Finance Co., Inc. 6.500%, 8/15/18	46	46
PetSmart, Inc. Tranche B-1 4.250%, 3/11/22	31	30
Shingle Springs Tribal Gaming Authority 6.250%, 8/29/19	87	87
Staples, Inc. First Lien, 0.000%, 4/23/21(8)	145	144
Transtar Holding Co. Second Lien, 10.000%, 10/9/19	63	57
U.S. Farathane Corp. 6.750%, 12/23/21	75	75

		1,612

	PAR VALUE	VALUE
Consumer Staples—0.4%
Albertson’s LLC Tranche B-4, 5.500%, 8/25/21	$137	$137
Coty, Inc.
0.000%, 10/21/22(8)	49	49
3.750%, 10/27/22	24	24
Hostess Brands LLC Tranche B Second Lien, 8.500%, 8/3/23	185	185
Kronos Acquisition Intermediate, Inc. (KIK Custom Products, Inc.) Second Lien, 9.750%, 4/30/20	171	173

		568

Energy—0.5%
Arch Coal, Inc. 6.250%, 5/16/18	232	115
Chelsea Petroleum I LLC 5.250%, 7/22/22	167	165
Chief Exploration & Development LLC Second Lien, 7.500%, 5/16/21	136	103
Drillships Ocean Ventures, Inc. 5.500%, 7/25/21	119	69
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	109	81
Seadrill Operating LP 4.000%, 2/21/21	107	55

		588

Financials—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	88	88

Health Care—1.0%
21st Century Oncology, Inc. Tranche B 6.500%, 4/30/22	46	39
AMAG Pharmaceuticals, Inc. 4.750%, 8/17/21	31	29

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Health Care (continued)
American Renal Holdings, Inc. Second Lien, 8.500%, 3/20/20 (Second Lien )	$135	$135
Ardent Legacy Acquisitions, Inc. 6.500%, 8/4/21	95	95
Concentra, Inc. First Lien, Tranche B 4.625%, 6/1/22	12	12
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	58	55
Envision Healthcare Corp. 4.500%, 10/28/22	124	124
Greatbatch, Inc. 5.250%, 10/27/22	64	64
Horizon Pharma, Inc. 4.500%, 5/7/21	39	35
InVentiv Health, Inc. Tranche B-4, 7.750%, 5/15/18	126	125
Med Impact Healthcare Systems, Inc. 5.750%, 10/27/22	129	129
MMM Holdings, Inc. 9.750%, 12/12/17(15)	40	27
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(15)	29	20
NVA Holdings, Inc. Second Lien 8.000%, 8/14/22	102	101
Regional Care, Inc. (RCHP, Inc.) First Lien, 5.250%, 4/23/19	166	165
Surgery Center Holdings, Inc.
First Lien, 5.250%, 11/3/20	20	20
Second Lien, 8.500%, 11/3/21	32	31
US Renal Care, Inc. 0.000%, 11/17/22(8)	69	69

		1,275

Industrials—0.5%
Brickman Group Ltd. LLC (The) Second Lien, 7.500%, 12/17/21	78	74

	PAR VALUE	VALUE
Industrials (continued)
Brock Holdings III, Inc. First Lien, 6.000%, 3/16/17	$139	$129
DynCorp International, Inc. 6.250%, 7/7/16	103	99
Filtration Group Corp. Second Lien, 8.250%, 11/22/21	34	34
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	83	80
Landmark U.S. Member LLC (Landmark U.S. Corp Acquisition, Inc.) Second Lien 8.250%, 1/25/21	129	129
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	155	144

		689

Information Technology—1.1%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	66	64
Blue Coat Systems, Inc. 4.500%, 5/20/22	39	38
Deltek, Inc. First Lien 5.000%, 6/25/22 (First Lien )	5	5
First Data Corp.
2018 Term Loan 3.712%, 3/23/18	246	244
2022 Term Loan 3.962%, 7/8/22 (2022 Dollar Term Loan)	365	361
Infinity Acquisition Ltd. 4.000%, 8/6/21	77	75
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	272	268
NXP BV 0.000%, 11/5/20(8)	114	113
Presidio, Inc. Refinancing Term 5.250%, 2/2/22	125	124

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	PAR VALUE	VALUE
Information Technology (continued)
Riverbed Technologies, Inc. 6.000%, 4/25/22	$84	$83

		1,375

Materials—0.4%
Anchor Glass Container Tranche B, 4.500%, 7/1/22	105	105
Berry Plastics Groups, Inc. Tranche E, 3.750%, 1/6/21	181	179
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	74	74
Fortescue Metals Group (FMG) Resources Property Ltd. 4.250%, 6/30/19	59	48
INEOS U.S. Finance LLC 2022 Dollar 4.250%, 3/31/22	11	11
Polyone Corp. 3.750%, 11/11/22	52	52

		469

Telecommunication Services—0.2%
Crown Castle Operating Co. Tranche B-2, 3.000%, 1/31/21	177	176
T-Mobile USA 3.500%, 11/9/22	79	79

		255

Utilities—0.2%
Atlantic Power LP 4.750%, 2/24/21	35	35
NRG Energy, Inc. 2.750%, 7/1/18	195	190
Texas Competitive Electric Holdings Co. LLC 2017 Extended, 4.726%, 10/10/17(16)	125	43

		268
TOTAL LOAN AGREEMENTS (Identified Cost $7,663)		7,187

	SHARES		VALUE
PREFERRED STOCKS—1.6%
Energy—0.2%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(10)	200	(9)	$198

Financials—1.4%
Ally Financial, Inc. Series A, 8.500%	6,735		174
Bank of New York Mellon Corp. (The) Series E, 4.950%(2)	140	(9)	139
Citigroup, Inc. Series J, 7.125%(2)	6,800		191
Citigroup, Inc. Series N, 5.800%(2)(10)	210	(9)	209
General Electric Capital Corp. Series B, 6.25%(2)(10)	100	(9)	114
General Electric Capital Corp. Series C, 5.25%(2)	100	(9)	104
Goldman Sachs Group, Inc. (The) Series L, 5.700%(2)(10)	135	(9)	135
JPMorgan Chase & Co.(2)	35,000		35
JPMorgan Chase & Co. Series V, 5.000%(2)	190	(9)	182
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(10)	140	(9)	133
SunTrust Bank, Inc. 5.625%(2)(5)	55	(9)	55
Wells Fargo & Co. Series K, 7.980%(2)(10)	140	(9)	147
Zions Bancorp 6.950%	7,760		217

			1,835
TOTAL PREFERRED STOCKS (Identified Cost $2,017)			2,033
COMMON STOCK—78.8%
Consumer Discretionary—1.9%
Eutelsat Communications SA	37,336		1,114
SES SA	44,384		1,232

			2,346

Energy—15.5%
Columbia Pipeline Group, Inc.	46,010		882
Enbridge, Inc.	104,671		3,710
Keyera Corp.	33,920		1,012
Kinder Morgan, Inc.	162,001		3,818
Pembina Pipeline Corp.	52,835		1,213

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	SHARES	VALUE
Energy (continued)
Plains GP Holdings LP Class A	40,465	$496
Spectra Energy Corp.	73,310	1,921
Targa Resources Corp.	14,850	584
TransCanada Corp.	72,928	2,304
Williams Cos., Inc. (The)	100,964	3,691

		19,631

Financials—4.7%
American Tower Corp.	28,395	2,822
Crown Castle International Corp.	35,765	3,073

		5,895

Industrials—11.7%
Abertis Infraestructuras SA	104,177	1,613
Atlantia SpA	95,934	2,534
Auckland International Airport Ltd.	353,602	1,229
Aurizon Holdings Ltd.	278,240	1,121
Ferrovial SA	59,934	1,420
Flughafen Zuerich AG	1,834	1,314
Sydney Airport	328,645	1,568
Transurban Group	399,391	2,995
Vinci SA	15,502	1,008

		14,802

Telecommunication Services—15.4%
AT&T, Inc.	129,360	4,356
BCE, Inc.	20,377	877
BT Group plc	224,602	1,679
Deutsche Telekom AG Registered Shares	76,450	1,410
Nippon Telegraph & Telephone Corp. ADR	35,400	1,319
Singapore Telecommunications Ltd.	582,000	1,580
TELUS Corp.	40,707	1,294
Verizon Communications, Inc.	94,809	4,309
Vodafone Group plc Sponsored ADR	77,877	2,614

		19,438

Utilities—29.6%
ALLETE, Inc.	21,265	1,083
American Electric Power Co., Inc.	20,200	1,131

	SHARES	VALUE
Utilities (continued)
American Water Works Co., Inc.	31,255	$1,805
APA Group	172,170	1,108
Atmos Energy Corp.	21,170	1,319
CMS Energy Corp.	37,560	1,315
Dominion Resources, Inc.	29,498	1,987
DTE Energy Co.	15,965	1,285
Edison International	19,735	1,172
Eversource Energy	24,955	1,271
Hera SpA	382,750	971
Iberdrola SA	193,795	1,358
Laclede Group, Inc. (The)	17,990	1,050
National Grid plc	259,164	3,614
NextEra Energy, Inc.	34,250	3,420
NiSource, Inc.	46,010	883
ONE Gas, Inc.	12,865	627
Pennon Group plc	91,400	1,202
Portland General Electric Co.	36,185	1,336
Public Service Enterprise Group, Inc.	34,605	1,353
Sempra Energy	25,715	2,552
SevernTrent plc	34,260	1,162
Suez Environnement SA	48,215	914
Vectren Corp.	25,905	1,103
Veolia Environnement SA	61,350	1,471
WEC Energy Group, Inc.	20,390	1,006

		37,498
TOTAL COMMON STOCK (Identified Cost $88,862)		99,610

	CONTRACTS
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500® Index expiration 12/11/15 strike price $2,240	522	0
S&P 500® Index expiration 12/4/15 strike price $2,240	525	0

		0

Put Options—0.1%
S&P 500® Index expiration 12/11/15 strike price $1,935	522	73

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 12/4/15 strike price $1,935	525	$16

		89
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Received $174)		89
TOTAL LONG TERM INVESTMENTS—130.6%
(Identified Cost $158,623)		165,171	(14)

	SHARES
SHORT-TERM INVESTMENTS—1.9%
Money Market Mutual Fund—1.9%
Fidelity Money Market Portfolio – Institutional Shares (seven-day effective yield 0.170%)	2,374,677	2,375
TOTAL SHORT-TERM INVESTMENTS (Identified Cost $2,375)		2,375
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—132.5%
(Identified Cost $160,998)		167,546	(1)

	CONTRACTS
WRITTEN OPTIONS—(0.2)%
Call Options—0.0%
S&P 500® Index expiration 12/11/15 strike price $2,175	522	(10)
S&P 500® Index expiration 12/4/15 strike price $2,175	525	(3)

		(13)

Put Options—(0.2)%
S&P 500® Index expiration 12/11/15 strike price $2,000	522	(209)

	CONTRACTS	VALUE
Put Options (continued)
S&P 500® Index expiration 2/4/15 strike price $2,000	525	$(73)

		(282)
TOTAL WRITTEN OPTIONS—(0.2)%
(Premiums Received $452)		(295	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—132.3%
(Identified Cost $160,546)		167,251
Other assets and liabilities, net—(32.3)%		(40,797)

NET ASSETS—100.0%		$126,454

Abbreviations:

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

FOOTNOTE LEGEND:

(1)	Federal Income Tax Information: For tax information at November 30, 2015, see Note10 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at November 30, 2015.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2015, these securities amounted to a value of $25,593 or 20.2% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

(7)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(8)	This loan will settle after November 30, 2015, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(9)	Value shown as par value.
(10)	All or a portion segregated as collateral for written options.
(11)	92.1% of the income received is cash and 7.9% is PIK.
(12)	100% of the income received is cash.
(13)	Security in default, no interest payments are being received.
(14)	All or a portion of the portfolio is segregated as collateral for borrowings.
(15)	Illiquid security.
(16)	Security in default, interest payments are being received during the bankruptcy proceedings.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2015 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2015	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$3,298	$—	$3,298	$—
Corporate Bonds and Notes	35,731	—	35,731	—
Foreign Government Securities	3,100	—	3,100	—
Loan Agreements	7,187	—	7,014	173
Municipal Bonds	54	—	54	—
Mortgage-Backed Securities	13,421	—	13,421	—
U.S. Government Securities	648	—	648	—
Equity Securities:
Common Stocks	99,610	99,610	—	—
Preferred Stocks	2,033	364	1,669	—
Purchased Options	89	89	—	—
Short-Term Investments	2,375	2,375	—	—

Total Investments before Written Options	$167,546	$102,438	$64,935	$173

Written Options	$(295)	$(295)	$—	$—

Total Investments Net of Written Options	$167,251	$102,143	$64,935	$173

Securities held by the Fund with an end of period value of $217 were transferred from Level 1 to Level 2 since an exchange price was no longer available.

Securities held by the Fund with an end of period value of $27,539 were transferred from Level 2 to Level 1 based on our valuation procedures for non-U.S. securities. (See Note 2A in the Notes to Financial Statements for more information.)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2015

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Loan Agreements
Balance as of December 31, 2014:	$94
Accrued discount/(premium)	—	(c)
Realized gain (loss)	—	(c)
Change in unrealized appreciation (depreciation)(d)	(17)
Purchases	39
Sales(b)	—	(c)
Transfers into Level 3(a)	57	(f)
Transfers from Level 3(a)	—

Balance as of November 30, 2015	$173	(e)

(a)	“Transfers into and/or from” represent the ending value as of November 30, 2015, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Amount is less than $500.
(d)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on securities still held at November 30, 2015, was $(17).
(e)	The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.
(f)	The transfer is due to a decrease in trading activities at period end.

None of the securities in the table are internally fair valued.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2015

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $160,998)	$167,546
Cash	1,239
Deposits with prime broker	1,500
Receivables
Investment securities sold	436
Dividends and interest	1,098
Tax reclaims	82
Prepaid expenses	— (1)

Total assets	171,901

Liabilities
Written options at value (Premiums received $452) (Note 3)	295
Payables
Borrowings (Note 8)	43,500
Investment securities purchased	1,407
Investment advisory fees	119
Administration fees	14
Professional fees	38
Trustees’ fee and expenses	25
Interest payable on borrowings	3
Other accrued expenses	46

Total liabilities	45,447

Net Assets	$126,454

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	234,313
Accumulated undistributed net investment income (loss)	(57)
Accumulated undistributed net realized gain (loss)	(114,524)
Net unrealized appreciation (depreciation)	6,695

Net Assets	$126,454

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.60

(1)	Amount is less than $500.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENTS OF OPERATIONS

($ reported in thousands)

	Fiscal Period Ended November 30, 2015(1)	Year Ended December 31, 2014
Investment Income
Dividends	$3,840	$7,538
Interest	3,616	4,303
Foreign taxes withheld	(176)	(272)

Total investment income	7,280	11,569

Expenses
Investment advisory fees	1,432	1,623
Administration and accounting fees	219	253
Trustees’ fees and expenses	104	108
Professional fees	59	84
Printing fees and expenses	85	60
Custodian fees	17	17
Transfer agent fees and expenses	17	14
Miscellaneous	68	60

Total expenses before interest expense	2,001	2,219
Interest expense	445	489

Total expenses after interest expense	2,446	2,708

Net investment income (loss)	4,834	8,861

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(7,386)	(1,903)
Net realized gain (loss) on foreign currency transactions	(27)	(28)
Net realized gain (loss) on written options	11,474	10,239
Net change in unrealized appreciation (depreciation) on investments	(11,443)	(292)
Net change in unrealized appreciation (depreciation) on foreign currency translations	(1)	(14)
Net change in unrealized appreciation (depreciation) on written options	359	(202)

Net realized and unrealized gain (loss) on investments	(7,024)	7,800

Net increase (decrease) in net assets resulting from operations	$(2,190)	$16,661

(1)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Fiscal Period Ended November 30, 2015(1)	Year Ended December 31, 2014	Year Ended December 31, 2013
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,834	$8,861	$5,623
Net realized gain (loss)	4,061	8,308	4,631
Net change in unrealized appreciation (depreciation)	(11,085)	(508)	6,690

Increase (decrease) in net assets resulting from operations	(2,190)	16,661	16,944

From Distributions to Shareholders
Net investment income	(10,986)	(9,888)	(5,768)

Decrease in net assets from distributions to shareholders	(10,986)	(9,888)	(5,768)

Net increase (decrease) in net assets	(13,177)	6,773	11,176

Net Assets
Beginning of period	139,630	132,857	121,681

End of period	$126,454	$139,630	$132,857

Accumulated undistributed net investment income (loss) at end of period	(57)	2,568	1,622

(1)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE FISCAL PERIOD ENDED NOVEMBER 30, 2015

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$(2,190)

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	62,865
(Increase) Decrease in securities sold receivable	(344)
Purchases of long-term investments	(57,747)
Increase (Decrease) in investment securities purchased payable	288
Net (purchases) or sales of short-term securities	2,347
Net (purchases) or sales in purchased options	(5,283)
Net purchases or (sales) in written options	11,326
Net change in unrealized (appreciation)/depreciation on investments	11,443
Net change in unrealized (appreciation)/depreciation written options	(359)
Net realized (gains)/loss from sales of long-term investments	7,386
Net realized (gains)/loss from written options	(11,474)
Amortization of premium or accretion of discount	322
(Increase) Decrease in deposit with prime broker	123
(Increase) Decrease in tax reclaims receivable	4
(Increase) Decrease in dividends and interest receivable	263
(Increase) Decrease in prepaid expenses	8
Increase (Decrease) in interest payable on borrowings	3
Increase (Decrease) in investment advisory fees payable	(18)
Increase (Decrease) in other affiliates payable	(3)
Increase ( Decrease) in other accrued expenses payable	51

Cash provided by (used for) operating activities	19,011

Cash provided by (used for) financing activities:
Cash payments for borrowings	(7,000)
Cash dividends paid to shareholders	(10,986)

Cash provided by (used) for financing activities:	(17,986)

Net increase (decrease) in cash	1,025

Cash:
Cash and foreign currency at beginning of year	214

Cash and foreign currency at end of year	$1,239

Cash flow information:
Cash paid during the period for interest	$(448)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2014

($ reported in thousands)

Increase (decrease) in cash
Cash Flows Provided by (Used) for Operating Activities:
Net increase (decrease) in net assets resulting from operations	$16,661

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used) by operating activities:
Proceeds from sales and paydowns of long-term investments	64,182
(Increase) Decrease in investment securities sold receivable	784
Purchases of long-term investments	(66,865)
Increase (Decrease) in investment securities purchased payable	(3,944)
Net (purchases) or sales of short-term securities	2,300
Net (purchases) or sales in options purchased	(4,895)
Net purchases or (sales) in options written	10,839
Net change in unrealized (appreciation)/depreciation on investments	292
Net change in unrealized (appreciation)/depreciation written options	202
Net realized (gains)/loss from sales of long-term investments	1,903
Net realized (gains)/loss from options written	(10,239)
Amortization of premium and accretion of discount	160
(Increase) Decrease in deposit with prime broker for options contracts	(1,623)
(Increase) Decrease in tax reclaims receivable	2
(Increase) Decrease in dividends and interest receivable	126
Increase (Decrease) in interest payable on borrowings	(19)
Increase (Decrease) in other affiliates payable	2
Increase (Decrease) in investment advisory fees payable	7
Increase (Decrease) in other accrued expenses payable	(14)

Cash provided by (used) for operating activities	9,861

Cash provided by (used) for financing activities:
Cash dividends paid to shareholders	(9,888)

Cash provided by (used) for financing activities:	(9,888)

Net increase (decrease) in cash	(27)

Cash:
Cash and foreign currency at beginning of period	241

Cash and foreign currency at end of period	$214

Cash flow information:
Cash paid during the period for interest	$(471)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Fiscal Period Ended(9) November 30, 2015		Year Ended December 31
			2014	2013	2012
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$5.08		$4.84	$4.43	$4.06

Income from investment operations:
Net Investment Income/(Loss)(2)	0.18		0.32	0.20	0.19
Net Realized and Unrealized Gain/(Loss)	(0.26)		0.28	0.42	0.41

Total from investment operations	(0.08)		0.60	0.62	0.60

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.40)		(0.36)	(0.21)	(0.23)

Total Dividends and Distributions to Shareholders	(0.40)		(0.36)	(0.21)	(0.23)

Net Asset Value, End of Period	$4.60		$5.08	$4.84	$4.43

Market Price, End of Period(3)	$3.86		$4.52	$4.01	$3.87

Total Return, Net Asset Value(4)	(0.92	)%(7)	13.59%	15.02%	16.05%
Total Return, Market Value(5)	(6.56	)%(7)	21.98%	9.08%	17.60%
Net Assets, End of Year (000’s)	$126,454		$139,630	$132,857	$121,681

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	1.97	%(8)	1.93%	2.01%	1.99%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.90	%(8)	6.31%	4.42%	4.51%
Portfolio Turnover Rate	32	%(7)	33%	42%	43%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$43,500		$50,500	$50,500	$42,500
Asset Coverage for Loan Outstanding, End of Period	389%		377%	360%	386%

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2011	2010
PER SHARE OPERATING DATA:
Net asset value, Beginning of Period	$3.96	$2.77

Income from investment operations:
Net Investment Income/(Loss)(2)	0.18	0.23
Net Realized and Unrealized Gain/(Loss)	0.07	1.15

Total from investment operations	0.25	1.38

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.15)	(0.19)

Total Dividends and Distributions to Shareholders	(0.15)	(0.19)

Net Asset Value, End of Period	$4.06	$3.96

Market Price, End of Period(3)	$3.50	$3.45

Total Return, Net Asset Value(4)	6.73%	51.90%
Total Return, Market Value(5)	5.61%	53.38%
Net Assets, End of Period (000’s)	$111,490	$108,871

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses to Average Net Assets	1.38%	1.90%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.42%	6.51%
Portfolio Turnover Rate	138%	67%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	N/A	N/A
Asset Coverage for Loan Outstanding, End of Period	N/A	N/A

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.
(7)	Not Annualized.
(8)	Annualized.
(9)	During the period the Fund changed its fiscal year end from December 31 to November 30.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2015

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on December 3, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Quarterly fair valuations are reviewed by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2015, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2012 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences may include the treatment of non-taxable dividends, market premium and discount, non-deductible expenses, expiring capital loss carryovers, foreign currency gain or loss, operating losses and losses deferred due to wash sales. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At November 30, 2015, all loan agreements held by the Fund are assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying mutual funds in which the Fund invests.

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended November 30, 2015, as follows:

	Calls		Puts
	Number of Contracts	Premiums received	Number of Contracts	Premiums received
Written Options outstanding at December 31, 2014	1,523	$78	1,523	$522
Options written	29,982	1,039	29,982	11,887
Options closed	(22,878)	(780)	(23,500)	(9,133)
Options expired	(7,580)	(304)	(6,958)	(2,857)
Options exercised	—	—	—	—

Written Options outstanding at November 30, 2015	1,047	$33	1,047	$419

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2015:

2015
Assets: Purchased options at value	$89 (1)
Liabilities: Written options at value	(295)

Net asset (liability) balance	$(206)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations.

	2015		2014
Net realized gain (loss) on purchased options	$(5,433	)(2)	$(4,570	)(2)
Net realized gain (loss) on written options	11,474		10,239
Net change in unrealized appreciation (depreciation) on purchased options	(183	)(3)	98	(3)
Net change in unrealized appreciation (depreciation) on written options	359		(202)

Total realized and unrealized gain (loss) on purchased and written options	$6,217		$5,565

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended November 30, 2015, the average daily premiums paid by the Fund for purchased options was $174 and the average daily premiums received by the Fund from written options was $(422).

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser to the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser will receive a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of constituting financial leverage).

B.	Subadvisers

DPIM, an indirect wholly owned subsidiary of Virtus, is the subadviser for the equity portfolio of the Fund, and Newfleet, an indirect wholly owned subsidiary of Virtus, is the subadviser for the fixed income portfolio of the Fund. The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as administrator to the Fund.

For the fiscal period ended November 30, 2015, the Fund incurred administration fees totaling $168 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

For the year ended December 31, 2014, the Fund incurred administration fees totaling $191 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

For the fiscal period ended November 30, 2015, the Fund incurred Trustees fees totaling $87 which are included in the Statement of Operations.

For the year ended December 31, 2014, the Fund incurred Trustees fees totaling $94 which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the fiscal period ended November 30, 2015, were as follows:

Purchases	Sales
$47,849	$56,797

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

The purchases and sales of long term U.S. Government and agency securities for the fiscal period ended November 30, 2015, were as follows:

Purchases	Sales
$9,898	$6,068

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

At November 30, 2015, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

Note 8. Borrowings

($ reported in thousands)

The Fund has entered into a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances (“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 50% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the period ended November 30, 2015. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent. The Agreement can also be converted to a 364 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. From January 1, 2015 – November 30, 2015, the average daily borrowings under the Agreement and the weighted daily average interest rate were $48,520 and 0.980%, respectively. At November 30, 2015, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$43,500	0.988%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At November 30, 2015, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding. Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic

Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2015, December 31, 2014 and December 31, 2013, there were no shares issued pursuant to the Plan.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

On December 8, 2015, the Fund announced a distribution of $0.10 to shareholders of record on December 31, 2015. This distribution had an ex-dividend date of January 6, 2016, and is payable on January 11, 2016.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund’s investment adviser and/or its affiliates and/or subadvisers may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker dealers and other laws and regulations affecting their products and other activities. The outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

As part of an SEC non-public, confidential investigation of a matter entitled – In the Matter of F-Squared Investments Inc., the SEC staff informed the Fund’s investment adviser that it was inquiring into whether it had violated securities laws or regulations with respect to circumstances related to that matter. On November 16, 2015, without admitting or denying the SEC’s findings, the Fund’s investment adviser consented to the entry of an order providing that it cease and desist from committing or causing any violations and future violations of Sections 204, 206(2) and 206(4) of the Investment Advisers Act of 1940, as amended, and Rules 204-2, 206(4)-1, 206(4)-7 and 206(4)-8 thereunder, and Section 34(b) of the Investment Company Act of 1940, as amended; agreed to a censure; and paid $16.5 million, which included a civil money penalty of $2 million, disgorgement of $13.4 million and prejudgment interest of $1.1 million. This matter had no impact upon these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At November 30, 2015, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$160,972	$17,789	$(11,215)	$6,574
Written Options	(295)	—	—	—

The differences between book basis cost and tax basis cost were attributable primarily to the tax deferral of losses on wash sales.

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2016	2017	2018	Total
$44,041	$57,671	$12,736	$114,448

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized losses of $4,704, deferred in prior years against current year capital gains. The Fund had capital loss carryovers of $132 which expired in 2015.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2015, the Fund deferred post-October capital loss of $0 and qualified late year ordinary losses of $1 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $159.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal period ended November 30, 2015, December 31, 2014 and December 31, 2013 was as follows:

	Period Ended
	2015	2014	2013
Ordinary Income	$8,240	$10,986	$6,043

Total	$8,240	$10,986	$6,043

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

Note 13. Reclassification of Capital Accounts

($ reported in thousands)

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Permanent reclassifications can arise from differing treatment of certain income and gain transactions, nondeductible current year net operating losses, expiring capital loss carryovers and investments in passive foreign investment companies. The reclassifications have no impact on the net assets or net asset value of the Fund. As of November 30, 2015, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(4,031)	$3,527	$504

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2015

Note 14. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be voided unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there are no subsequent events requiring recognition or disclosure in these financial statements.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Virtus Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Total Return Fund (the “Fund”) at November 30, 2015, the results of its operations and its cash flows for the period ended November 30, 2015 and for the year ended December 31, 2014, the changes in its net assets for the period ended November 30, 2015 and each of the two years in the period ended December 31, 2014 and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 21, 2016

VIRTUS TOTAL RETURN FUND

TAX INFORMATION NOTICE

NOVEMBER 30, 2015

(Unaudited)

For the fiscal period ended November 30, 2015, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
84%	43%	$—

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting and the Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Automatic Reinvestment and Cash Purchase Plan

The Virtus Total Return Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income

Automatic Reinvestment and Cash Purchase Plan (Continued)

tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788.

The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2015, is set forth below. The statement of additional information (SAI) includes additional information about the Directors and is available without charge, upon request, by calling (800) 367-5877.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 66 Portfolios	Partner (2006 to 2010), Cross Pond Partners, LLC (investment management consultant); and Managing Director (2008 to 2010), SeaCap Partners, LLC (strategic advisory firm). Director (since 1991) and Chairman (since 2010), World Trust Fund (closed-end investment firm in Luxembourg); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 portfolios); Chairman (since 2002) and Trustee (since 1999), Virtus Mutual Fund Complex (43 portfolios); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
Thomas F. Mann YOB: 1950 Elected: 2011 10 Portfolios	Managing Director and Group Head Financial Institutions Group (2003 to 2012), Societe Generale Sales of Capital Market Solutions and Products. Founder, MannMaxx Management (since 2010); Trustee (since 2002), The Hatteras Funds (20 portfolios); Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
William R. Moyer YOB: 1944 Elected: 2011 10 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Partner (2008 to 2010), Seacap Partners, LLC (investment management); and former Chief Financial Officer, Phoenix Investment Partners. Trustee/Director (since 2011), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).
James M. Oates YOB: 1946 Elected: 2013 53 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Trustee (since 1987), Virtus Mutual Fund Complex (43 portfolios); Director (since 1996), Stifel Financial; Director (since 1998), Connecticut River Bancorp; Chairman and Director (1999 to 2014), Connecticut River Bank; Chairman (2000 to 2014), Emerson Investment Management, Inc.; Director (since 2002), New Hampshire Trust Company; Chairman and Trustee (2005 to 2014), John Hancock Fund Complex (228 portfolios); Non-Executive Chairman (2007 to present), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Trustee/Director (since 2013), Virtus Closed-End Funds (3 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2011 63 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various senior officer positions with Virtus affiliates (since 2005). Trustee (since 2006), Virtus Mutual Funds (43 portfolios); Chairman, President and Chief Executive Officer (since 2006), The Zweig Closed-End Funds (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); and Trustee (since 2013), Virtus Alternative Solutions Trust (7 portfolios).

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Senior Vice President since 2011.	Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010), Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Closed-End Funds; and Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust.
W. Patrick Bradley YOB: 1972	Vice President, Chief Financial Officer and Treasurer since 2011.	Senior Vice President, Fund Services (since 2010), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Senior Vice President (since 2013), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Closed-End Funds; Senior Vice President (since 2013), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Senior Vice President, Chief Financial Officer and Treasurer (since 2013), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012), DNP Select Income Funds Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc., and DTF Tax-Free Income Funds Inc. (since 2015); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

Thomas F. Mann

William R. Moyer

James M. Oates

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Senior Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Web site www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus.com

or visit Virtus.com.

8523	01-16

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,000 for 2015 and $26,000 for 2014.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,746 for 2015 and $2,268 for 2014. Such audit-related fees include out of pocket expenses and cross fund fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,950 for 2015 and $4,850 for 2014.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2015 and $0 for 2014.

(e)(1)	All services to be performed for the Registrant by PwC must be pre-approved by the audit committee. All services performed during 2015 and 2014 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that Mr. William Moyer, Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $553,483 for 2015 and $430,462 for 2014.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: William Moyer, Thomas Mann, Phil McLoughlin and James Oates.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.

“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.

“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.

“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

II.

General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and

1 Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.

In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.

In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.

In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.

In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.

In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.	A Delegate shall generally vote against shareholder social matters proposals.

IV.	Delegation.

A.

In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.

The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.

With regard to each Fund for which there is a duly appointed Subadviser, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

V.	Conflicts of Interest.

A.

The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

B.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstaining; or (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate.

C.

Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Board or the President of the Fund pursuant to section D of this Article.

D.

In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the President of the Fund shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determinations at the next following meeting of the Board.

VI.	Miscellaneous.

A.

A copy of the current Policy with Respect to Proxy Voting and the voting records for each Fund reconciling proxies with Portfolio Holdings and recording proxy voting guideline compliance and justification, shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website.

B.

The Adviser shall present a report of any material deviations from this Policy at every regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser shall provide to the Fund or any shareholder a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund or such shareholders shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser shall gather, collate and present information relating to the its proxy voting activities of those of each Delegate in such format and medium as the Fund shall determine from time to time in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.

Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and assisting the Fund in providing public notice of the manner in which such proxies were voted.

D.

Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Randle L. Smith

Mr. Smith has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries.

Connie M. Luecke

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries.

Newfleet Asset Management, LLC

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two closed-end funds, Virtus Total Return Fund (NYSE: DCA) and Virtus Global Multi-Sector Income Fund (NYSE: VGI).

Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2015, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Connie Luecke	Registered Investment Companies:	1	124M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Randle Smith	Registered Investment Companies:	1	124M	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
David L. Albrycht	Registered Investment Companies:	16	10.3B	2	140M
	Other Pooled Investment Vehicles:	1	27M	0	0
	Other Accounts:	0	-	-	-

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus and certain of its affiliated investment management firms, including Duff & Phelps, Euclid, Kayne, Newfleet and Newfound (collectively, “Virtus”), believe that the firm’s compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at Virtus receive a competitive base salary, an incentive bonus opportunity and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“Virtus RSUs”) with multi-year vesting, subject to Virtus board of directors’ approval.

Following is a more detailed description of Virtus’ compensation structure.

Base Salary. Each portfolio manager is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Base salary is determined using compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Annual incentive payments are based on targeted compensation levels, adjusted based on profitability, investment performance factors and a subjective assessment of contribution to the team effort. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus RSUs. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. Performance of the Funds managed is generally measured over one-, three- and five year periods and an individual manager’s participation is based on the performance of each Fund/account managed.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a Fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. Virtus believes it has appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance.

Other benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans.

In summary, the Investment Manager believes that overall compensation is both fair and competitive while rewarding employees for not taking unnecessary risks to chase personal performance.

(a)(4)	Disclosure of Securities Ownership

For the most recently completed fiscal year ended November 30, 2015, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$10,001-$50,000
Randle Smith	None
David L. Albrycht	None

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other) Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Total Return Fund

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/8/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date	2/8/16

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Senior Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date	2/8/16

* Print the name and title of each signing officer under his or her signature.